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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

Board of Directors and Shareholders of
Environmental Power Corporation;

  We consent to the incorporation by reference in Registration Statement No. 33-70078 of Environmental Power Corporation on Form S-8 of our report dated March 5, 1996 appearing in the Annual Report on Form 10-K of Environmental Power Corporation for the year ended December 31, 1995.

                                          Deloitte & Touche LLP

New York, New York
March 26, 1996